Exhibit 99.1

PFSweb Reports Third Quarter 2014 Results

- Q3 Service Fee Equivalent Revenue up 28% to $32.4 Million; Adjusted EBITDA up 107% to $2.9 Million -

- Launched Three New Client Programs and Acquired Two eCommerce Organizations -

Allen, TX – November 12, 2014 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported results for the three and nine-months ended September 30, 2014.

Third Quarter 2014 Highlights

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 28% to $32.4 million compared to $25.2 million in the same period of 2013

•	Adjusted EBITDA (a non-GAAP measure defined below) increased 107% to $2.9 million compared to $1.4 million in the same period of 2013

•	Acquired REV Solutions (REV), an eCommerce system integrator, enhancing PFSweb’s Demandware practice and adding Oracle ATG support capabilities

•	Acquired LiveAreaLabs (LAL), a digital creative agency, strengthening PFSweb’s agency service offering and adding support capabilities for hybris, Magento, WebSphere and other leading platforms

•	Launched new eCommerce solutions for Urban Decay and Canada Goose, as well as the soft launch of the United States Mint website (officially launched October 1, 2014)

First Nine Months of 2014 Financial Summary

•	Service fee equivalent revenue increased 8% to $89.6 million compared to $83.2 million in the same period of 2013

•	Adjusted EBITDA remained flat at $6.8 million compared to the same period of 2013

Third Quarter 2014 Financial Results Details

Total revenues in the third quarter of 2014 increased 7% to $57.1 million compared to $53.6 million in the same period of 2013. Service fee revenue in the third quarter of 2014 increased 31% to $31.4 million compared to $23.9 million last year. This increase was primarily due to new client programs launched in the third quarter of 2014 and increased project revenue. Product revenue decreased to $17.3 million compared to $21.5 million in the same period of 2013, primarily due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the third quarter of 2014 increased 28% to $32.4 million compared to $25.2 million in the same period of 2013. Excluding the results of the REV and LAL acquisitions, which occurred in September, third quarter service fee equivalent revenue grew by 24% to $31.2 million compared to the same period in 2013.

Service fee gross margin in the third quarter decreased to 29.9% compared to 32.3% in the same period in 2013. While each period includes the benefit of higher margin project activity, the 2014 period includes certain incremental expenses incurred to prepare the operations for the upcoming holiday volume.

Adjusted EBITDA was $2.9 million in the third quarter of 2014 compared to $1.4 million in the same period in 2013.

Net loss in the third quarter of 2014 was $2.5 million or $(0.15) per diluted share, compared to a net loss of $2.0 million or $(0.12) per diluted share in the same period of 2013. Net loss in the third quarter of 2014 included approximately $0.9 million in stock-based compensation expense and $1.5 million in acquisition and restructuring related costs, compared to approximately $0.6 million in stock-based compensation expense and no acquisition or restructuring related costs in the same period of 2013.

Non-GAAP net loss (a non-GAAP measure defined below) in the third quarter of 2014 was $0.1 million or $(0.01) per diluted share, compared to non-GAAP net loss of $1.3 million or $(0.08) per diluted share in the third quarter of 2013.

Cash and cash equivalents decreased to $19.5 million compared to $22.4 million at December 31, 2013, primarily due to the acquisitions of REV and LAL. Debt was $11.3 million at September 30, 2014 compared to $11.1 million at December 31, 2013.

Management Commentary

“The third quarter marked a significant turn for our organization, both strategically and financially,” said Michael Willoughby, CEO of PFSweb. “We significantly enhanced our agency and technology service offerings with the acquisitions of REV Solutions and LiveAreaLabs. Both supplement our key partnership with Demandware, while broadening our integration capabilities with Oracle ATG, hybris, Magento and others.

“Our financial results this quarter also reflect our return to strong year-over-year growth in our eCommerce business, as we are now fully past last year’s client transitions. This is reflected in our service fee equivalent revenue growth of 28% and adjusted EBITDA growth of 107%. In addition to the incremental benefit from the acquisitions, these results were strengthened by new and expanded client relationships with Urban Decay, which is the ninth L’Oreal Brand in our client portfolio, Canada Goose, and the rolling out of our highly anticipated United States Mint eCommerce solution.

“Looking ahead, we expect this momentum to carry into the holiday season and 2015, driven by continued execution internally and our growth-through-acquisition strategy to support additional software platforms and geographies across the globe. We will also pursue additional opportunities to onboard new clients and expand current client relationships as we fully integrate REV Solutions and LiveAreaLabs. In fact, we are already seeing new opportunities for client engagements that combine unique services from REV, LiveAreaLabs and PFSweb. These cross-selling opportunities are yet another avenue for expansion in our eCommerce service offering.”

2014 and 2015 Outlook

PFSweb reiterates its 2014 service fee equivalent revenue guidance to range between $131 million and $137 million, increasing 10% to 15% compared to 2013. The company also reiterates its outlook for 2014 adjusted EBITDA to range between $12 million and $14 million, representing an increase of 12% to 31% compared to 2013.

For 2015, PFSweb currently expects strong growth in service fee equivalent revenue and adjusted EBITDA as the company realizes a full year benefit from recent acquisitions and the United States Mint contract, as well as incremental revenue from future new and expanded client relationships. At this time, the company is targeting 2015 service fee equivalent revenue to range between $165 million and $175 million. The company is also targeting adjusted EBITDA as a percentage of service fee equivalent revenue to improve to a range between 10% and 11%. This adjusted EBITDA target includes the projected impact of incremental sales and marketing expenditures in 2015 to support the company’s future revenue growth projections.

Conference Call

PFSweb will conduct a conference call today at 11:00 a.m. Eastern time to discuss its results for the third quarter ended September 30, 2014.

The company’s CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Wednesday, November 12, 2014

Time: 11:00 a.m. Eastern time (10:00 a.m. Central time)

Toll-free dial-in number: 1-888-364-3109

International dial-in number: 1-719-457-2627

Conference ID: 1591635

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=111852 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 2:00 p.m. Eastern time on the same day through November 26, 2014.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 1591635

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is global provider of end-to-end eCommerce solutions including digital agency and marketing services, technology development services, business process outsourcing services and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Canada, Belgium, India and the Philippines. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related costs and restructuring and other charges.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2013 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	(Unaudited)
	September 30,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$19,501	$22,418
Restricted cash	202	130
Accounts receivable, net of allowance for doubtful accounts of $420 and $382 at September 30, 2014 and December 31, 2013, respectively	45,157	55,292
Inventories, net of reserves of $830 and $962 at September 30, 2014 and December 31, 2013, respectively	14,506	14,169
Other receivables	4,262	5,241
Prepaid expenses and other current assets	5,437	4,713

Total current assets	89,065	101,963
PROPERTY AND EQUIPMENT, net	26,970	27,190
GOODWILL and INTANGIBLE ASSETS	9,851	—
OTHER ASSETS	2,568	2,883

Total assets	128,454	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$7,428	$8,231
Trade accounts payable	29,590	34,096
Deferred revenue	11,046	8,181
Accrued expenses	28,824	25,045

Total current liabilities	76,888	75,553
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,876	2,876
DEFERRED REVENUE	6,066	7,491
DEFERRED RENT	5,069	5,191

Total liabilities	91,899	91,111

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 16,842,450 and 16,540,904 shares issued at September 30, 2014 and December 31, 2013, respectively; and 16,808,983 and 16,507,437 shares outstanding as of September 30, 2014 and December 31, 2013, respectively	17	17
Additional paid-in capital	127,653	124,522
Accumulated deficit	(92,030)	(85,300)
Accumulated other comprehensive income	1,040	1,811
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	36,555	40,925

Total liabilities and shareholders’ equity	$128,454	$132,036

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
REVENUES:
Product revenue, net	$17,340	$21,495	$57,182	$69,660
Service fee revenue	31,411	23,908	86,393	78,708
Pass-thru revenue	8,344	8,150	24,792	26,511

Total revenues	57,095	53,553	168,367	174,879

COSTS OF REVENUES:
Cost of product revenue	16,397	20,221	53,952	65,215
Cost of service fee revenue	22,007	16,196	60,387	53,265
Cost of pass-thru revenue	8,344	8,150	24,792	26,511

Total costs of revenues	46,748	44,567	139,131	144,991

Gross profit	10,347	8,986	29,236	29,888
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,764	10,656	35,271	34,395

Income (loss) from operations	(2,417)	(1,670)	(6,035)	(4,507)
INTEREST EXPENSE (INCOME), NET	174	162	490	564

Income (loss) before income taxes	(2,591)	(1,832)	(6,525)	(5,071)
INCOME TAX PROVISION (BENEFIT)	(66)	120	205	411

NET INCOME (LOSS)	$(2,525)	$(1,952)	$(6,730)	$(5,482)

NON-GAAP NET INCOME (LOSS)	$(133)	$(1,342)	$(2,528)	$(1,742)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.15)	$(0.12)	$(0.40)	$(0.38)

Diluted	$(0.15)	$(0.12)	$(0.40)	$(0.38)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	16,779	16,121	16,680	14,490

Diluted	16,779	16,121	16,680	14,490

EBITDA	$464	$767	$2,614	$3,026

ADJUSTED EBITDA	$2,856	$1,377	$6,816	$6,766

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2013.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
NET INCOME (LOSS)	$(2,525)	$(1,952)	$(6,730)	$(5,482)
Income tax expense (benefit)	(66)	120	205	411
Interest expense, net	174	162	490	564
Depreciation and amortization	2,881	2,437	8,649	7,533

EBITDA	$464	$767	$2,614	$3,026
Stock-based compensation	853	610	2,509	1,195
Acquisition related costs	1,366	—	1,520	—
Restructuring and other charges	173	—	173	2,545

ADJUSTED EBITDA	$2,856	$1,377	$6,816	$6,766

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
NET INCOME (LOSS)	$(2,525)	$(1,952)	$(6,730)	$(5,482)
Stock-based compensation	853	610	2,509	1,195
Acquisition related costs	1,366	—	1,520	—
Restructuring and other charges	173	—	173	2,545

NON-GAAP NET INCOME (LOSS)	$(133)	$(1,342)	$(2,528)	$(1,742)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.15)	$(0.12)	$(0.40)	$(0.38)

Diluted	$(0.15)	$(0.12)	$(0.40)	$(0.38)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$(0.01)	$(0.08)	$(0.15)	$(0.12)

Diluted	$(0.01)	$(0.08)	$(0.15)	$(0.12)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
TOTAL REVENUES	$57,095	$53,553	$168,367	$174,879
Pass-thru revenue	(8,344)	(8,150)	(24,792)	(26,511)
Cost of product revenue	(16,397)	(20,221)	(53,952)	(65,215)

SERVICE FEE EQUIVALENT REVENUE	$32,354	$25,182	$89,623	$83,153

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$17,340	$—	$17,340
Service fee revenue	28,362	3,049	—	31,411
Service fee revenue—affiliate	3,048	238	(3,286)	—
Pass-thru revenue	8,344	—	—	8,344

Total revenues	39,754	20,627	(3,286)	57,095

COSTS OF REVENUES:
Cost of product revenue	—	16,397	—	16,397
Cost of service fee revenue	21,972	3,145	(3,110)	22,007
Cost of pass-thru revenue	8,344	—	—	8,344

Total costs of revenues	30,316	19,542	(3,110)	46,748

Gross profit	9,438	1,085	(176)	10,347
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,255	685	(176)	12,764

Income (loss) from operations	(2,817)	400	—	(2,417)
INTEREST EXPENSE (INCOME), NET	36	138	—	174

Income (loss) before income taxes	(2,853)	262	—	(2,591)
INCOME TAX PROVISION (BENEFIT)	(209)	143	—	(66)

NET INCOME (LOSS)	$(2,644)	$119	$—	$(2,525)

NON-GAAP NET INCOME (LOSS)	$(252)	$119	$—	$(133)

EBITDA	$22	$442	$—	$464

ADJUSTED EBITDA	$2,414	$442	$—	$2,856

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(2,644)	$119	$—	(2,525)
Income tax expense (benefit)	(209)	143	—	(66)
Interest expense (income), net	36	138	—	174
Depreciation and amortization	2,839	42	—	2,881

EBITDA	$22	$442	$—	$464
Stock-based compensation	853	—	—	853
Acquisition related costs	1,366	—	—	1,366
Restructuring and other charges	173	—	—	173

ADJUSTED EBITDA	$2,414	$442	$—	$2,856

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(2,644)	$119	$—	$(2,525)
Stock-based compensation	853	—	—	853
Acquisition related costs	1,366	—	—	1,366
Restructuring and other charges	173	—	—	173

NON-GAAP NET INCOME (LOSS)	$(252)	$119	$—	$(133)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$21,495	$—	$21,495
Service fee revenue	22,123	1,785	—	23,908
Service fee revenue—affiliate	2,198	312	(2,510)	—
Pass-thru revenue	8,150	—	—	8,150

Total revenues	32,471	23,592	(2,510)	53,553

COSTS OF REVENUES:
Cost of product revenue	—	20,221	—	20,221
Cost of service fee revenue	16,634	1,862	(2,300)	16,196
Cost of pass-thru revenue	8,150	—	—	8,150

Total costs of revenues	24,784	22,083	(2,300)	44,567

Gross profit	7,687	1,509	(210)	8,986
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,510	1,356	(210)	10,656

Income (loss) from operations	(1,823)	153	—	(1,670)
INTEREST EXPENSE (INCOME), NET	11	151	—	162

Income (loss) before income taxes	(1,834)	2	—	(1,832)
INCOME TAX PROVISION (BENEFIT)	58	62	—	120

NET INCOME (LOSS)	$(1,892)	$(60)	$—	$(1,952)

NON-GAAP NET INCOME (LOSS)	$(1,282)	$(60)	$—	$(1,342)

EBITDA	$576	$191	$—	$767

ADJUSTED EBITDA	$1,186	$191	$—	$1,377

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(1,892)	$(60)	$—	(1,952)
Income tax expense (benefit)	58	62	—	120
Interest expense (income), net	11	151	—	162
Depreciation and amortization	2,399	38	—	2,437

EBITDA	$576	$191	$—	$767
Stock-based compensation	610	—	—	610

ADJUSTED EBITDA	$1,186	$191	$—	$1,377

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(1,892)	$(60)	$—	$(1,952)
Stock-based compensation	610	—	—	610

NON-GAAP NET INCOME (LOSS)	$(1,282)	$(60)	$—	$(1,342)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$57,182	$—	$57,182
Service fee revenue	76,939	9,454	—	86,393
Service fee revenue—affiliate	9,914	846	(10,760)	—
Pass-thru revenue	24,792	—		24,792

Total revenues	111,645	67,482	(10,760)	168,367

COSTS OF REVENUES:
Cost of product revenue	—	53,952	—	53,952
Cost of service fee revenue	60,446	9,854	(9,913)	60,387
Cost of pass-thru revenue	24,792	—	—	24,792

Total costs of revenues	85,238	63,806	(9,913)	139,131

Gross profit	26,407	3,676	(847)	29,236
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	33,754	2,364	(847)	35,271

Income (loss) from operations	(7,347)	1,312	—	(6,035)
INTEREST EXPENSE (INCOME), NET	68	422	—	490

Income (loss) before income taxes	(7,415)	890	—	(6,525)
INCOME TAX PROVISION (BENEFIT)	(128)	333	—	205

NET INCOME (LOSS)	$(7,287)	$557	$—	$(6,730)

NON-GAAP NET INCOME (LOSS)	$(3,085)	$557	$—	$(2,528)

EBITDA	$1,173	$1,441	$—	$2,614

ADJUSTED EBITDA	$5,375	$1,441	$—	$6,816

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(7,287)	$557	$—	(6,730)
Income tax expense (benefit)	(128)	333	—	205
Interest expense (income), net	68	422	—	490
Depreciation and amortization	8,520	129	—	8,649

EBITDA	$1,173	$1,441	$—	$2,614
Stock-based compensation	2,509	—	—	2,509
Acquisition related costs	1,520	—	—	1,520
Restructuring and other charges	173	—	—	173

ADJUSTED EBITDA	$5,375	$1,441	$—	$6,816

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(7,287)	$557	$—	$(6,730)
Stock-based compensation	2,509	—	—	2,509
Acquisition related costs	1,520	—	—	1,520
Restructuring and other charges	173	—	—	173

NON-GAAP NET INCOME (LOSS)	$(3,085)	$557	$—	$(2,528)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$69,660	$—	$69,660
Service fee revenue	73,868	4,840	—	78,708
Service fee revenue—affiliate	6,467	1,110	(7,577)	—
Pass-thru revenue	26,511	—	—	26,511

Total revenues	106,846	75,610	(7,577)	174,879

COSTS OF REVENUES:
Cost of product revenue	—	65,215	—	65,215
Cost of service fee revenue	54,815	5,161	(6,711)	53,265
Cost of pass-thru revenue	26,511	—	—	26,511

Total costs of revenues	81,326	70,376	(6,711)	144,991

Gross profit	25,520	5,234	(866)	29,888
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	30,673	4,588	(866)	34,395

Income (loss) from operations	(5,153)	646	—	(4,507)
INTEREST EXPENSE (INCOME), NET	113	451	—	564

Income (loss) before income taxes	(5,266)	195	—	(5,071)
INCOME TAX PROVISION (BENEFIT)	200	211	—	411

NET INCOME (LOSS)	$(5,466)	$(16)	$—	$(5,482)

NON-GAAP NET INCOME (LOSS)	$(1,726)	$(16)	$—	$(1,742)

EBITDA	$2,264	$762	$—	$3,026

ADJUSTED EBITDA	$6,004	$762	$—	$6,766

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$(5,466)	$(16)	$—	(5,482)
Income tax expense (benefit)	200	211	—	411
Interest expense (income), net	113	451	—	564
Depreciation and amortization	7,417	116	—	7,533

EBITDA	$2,264	$762	$—	$3,026
Stock-based compensation	1,195	—	—	1,195
Restructuring and other charges	2,545	—	—	2,545

ADJUSTED EBITDA	$6,004	$762	$—	$6,766

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:
NET INCOME (LOSS)	$(5,466)	$(16)	$—	$(5,482)
Stock-based compensation	1,195	—	—	1,195
Restructuring and other charges	2,545	—	—	2,545

NON-GAAP NET INCOME (LOSS)	$(1,726)	$(16)	$—	$(1,742)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of September 30, 2014

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,845	$6,656	$—	$19,501
Restricted cash	—	202	—	202
Accounts receivable, net	32,126	13,750	(719)	45,157
Inventories, net	—	14,506	—	14,506
Other receivables	—	4,262	—	4,262
Prepaid expenses and other current assets	4,388	1,049	—	5,437

Total current assets	49,359	40,425	(719)	89,065

PROPERTY AND EQUIPMENT, net	26,810	160	—	26,970
RECEIVABLE/INVESTMENT IN AFFILIATES	9,715	—	(9,715)	—
GOODWILL and INTANGIBLE ASSETS	9,851	—	—	9,851
OTHER ASSETS	2,530	38	—	2,568

Total assets	98,265	40,623	(10,434)	128,454

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,769	$3,659	$—	$7,428
Trade accounts payable	7,640	22,669	(719)	29,590
Deferred revenue	11,046	—	—	11,046
Accrued expenses	24,383	4,441	—	28,824

Total current liabilities	46,838	30,769	(719)	76,888
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,876	—	—	3,876
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	6,066	—	—	6,066
DEFERRED RENT	5,069	—	—	5,069

Total liabilities	61,849	52,814	(22,764)	91,899

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	127,653	28,060	(28,060)	127,653
Retained earnings (accumulated deficit)	(92,169)	(43,120)	43,259	(92,030)
Accumulated other comprehensive income	1,040	1,850	(1,850)	1,040
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	36,416	(12,191)	12,330	36,555

Total liabilities and shareholders’ equity	$98,265	$40,623	$(10,434)	$128,454

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2013

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,028	$7,390	$—	$22,418
Restricted cash	—	130	—	130
Accounts receivable, net	37,857	18,697	(1,262)	55,292
Inventories, net	—	14,169	—	14,169
Other receivables	—	5,241	—	5,241
Prepaid expenses and other current assets	3,552	1,161	—	4,713

Total current assets	56,437	46,788	(1,262)	101,963
PROPERTY AND EQUIPMENT, net	26,945	245	—	27,190
RECEIVABLE/INVESTMENT IN AFFILIATES	12,563	—	(12,563)	—
OTHER ASSETS	2,800	83	—	2,883

Total assets	98,745	47,116	(13,825)	132,036

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,419	$3,812	$—	$8,231
Trade accounts payable	11,602	23,756	(1,262)	34,096
Deferred revenue	8,181	—	—	8,181
Accrued expenses	18,114	6,931	—	25,045

Total current liabilities	42,316	34,499	(1,262)	75,553
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,876	—	—	2,876
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	7,491	—	—	7,491
DEFERRED RENT	5,191	—	—	5,191

Total liabilities	57,874	57,544	(24,307)	91,111

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	124,522	28,060	(28,060)	124,522
Retained earnings (accumulated deficit)	(85,360)	(41,850)	41,910	(85,300)
Accumulated other comprehensive income	1,817	2,343	(2,349)	1,811
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	40,871	(10,428)	10,482	40,925

Total liabilities and shareholders’ equity	$98,745	$47,116	$(13,825)	$132,036

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios Group Inc.

Cody Slach or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com